UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 1, 2021

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

CBL & Associates Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

On December 1, 2021, CBL & Associates Properties, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, CBL & Associates Holdco II, LLC (the “Issuer”), exercised the Issuer’s optional exchange right with respect to all of the $150 million aggregate principal amount of the Issuer’s 7.0% Exchangeable Senior Secured Notes due 2028 (the “Exchangeable Notes”). The Issuer has caused holders of the Exchangeable Notes to be notified that the exchange date will be January 28, 2022 and the settlement date for the exchange will be February 1, 2022. Under the terms of the indenture governing the Exchangeable Notes, the Issuer has until January 31, 2022 to determine whether holders of the Exchangeable Notes will receive shares of common stock of the Company, cash or a combination thereof on the settlement date.

A copy of the Notice of Company Optional Exchange delivered to holders of the Exchangeable Notes is filed as Exhibit 99.2 hereto and is incorporated herein by reference. None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the Notice of Company Optional Exchange attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any Company securities, nor shall any of them constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 1, 2021.
99.2	Notice of Company Optional Exchange, dated December 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: December 1, 2021